                                                                  EXHIBIT (10)r.
                                 SUPERVALU INC.
                            LONG-TERM INCENTIVE PLAN


SECTION I.  ESTABLISHMENT

       On February 12, 1992, the Board of Directors of SUPERVALU INC. (the "Company"), upon recommendation by the Compensation and Stock Option Committee (the "Committee"), approved an incentive plan for executives as described herein, which plan shall be known as the "SUPERVALU INC. Long-Term Incentive Plan" (the "Plan"). The Plan shall be submitted for approval by the stockholders of the Company at the 1992 annual meeting of stockholders. The Plan shall be effective as of February 12, 1992, subject to its approval by the stockholders of the Company, and no shares shall be issued pursuant to the Plan until after the Plan has been approved by the stockholders of the Company.

SECTION II. PURPOSE

       The purpose of the Plan is to advance the interests of the Company and its stockholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and progress of the business. The Plan is further intended to provide such employees with an opportunity to increase their ownership of the Company's common stock with the increased personal interest in the long-term success of the business that such stock ownership can produce.

SECTION III.  ADMINISTRATION

       3.1  Composition of the Committee.  The Plan shall be administered by the
            ----------------------------
Committee, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation ("Rule 16b-3"). All members of the Committee shall be members of the Board of Directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3. To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (such statute, as it may be amended from time to time and all proposed, temporary or final Treasury Regulations promulgated thereunder shall be referred to as the "Code"), the Committee administering the Plan shall be composed solely of "outside directors" within the meaning of Section 162(m) of the Code.

       3.2  Power and Authority of the Committee. The Committee shall have full
            ------------------------------------
power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan,
(b) construe, interpret and administer the Plan and any instrument or agreement relating to, or Award (as defined below in Section 4.2) made under, the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or any instrument or agreement relating to, or Award made under, the Plan shall be (x) within the sole discretion of the Committee, (y) may be made at any time and (z) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, holders of Awards, and their legal representatives and beneficiaries, and employees of the Company or of any "Affiliate" of the Company. For purposes of the Plan and any instrument or agreement relating to, or Award made under, the Plan, the term "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest, in each case as determined by the Committee in its sole discretion.

       3.3  Delegation.  The Committee may delegate its powers and duties under
            ----------
the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its power to amend the Plan as provided in Section XI hereof and shall not delegate its power to make determinations regarding officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

SECTION IV. ELIGIBILITY AND PARTICIPATION

       4.1  Eligibility.  The Plan is unfunded and is maintained by the Company
            -----------
for a select group of management or highly compensated employees. In order to be eligible to participate in the Plan, an employee of the Company or of its Affiliates must be selected by the Committee. In determining the employees who will participate in the Plan, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. A director of the Company or of an Affiliate who is not also an employee of the Company or an Affiliate shall not be eligible to participate in the Plan.

       4.2  Participation.  The Committee shall determine the employees to be
            -------------
granted an award opportunity (the "Award"), the amount of each Award, the time or times when Awards will be made, the period of time over which such Awards are intended to be earned, and all other terms and conditions of each Award. The provisions of the Awards need not be the same with respect to any recipient of an Award (the "Participant") or with respect to different Participants. The Committee's decision to approve an Award to an employee in any year shall not require the Committee to approve a similar Award or any Award at all to that employee or any other employee or person at any future date. The Company and the

Committee shall not have any obligation for uniformity of treatment of any person, including, but not limited to, Participants and their legal representatives and beneficiaries and employees of the Company or of any Affiliate of the Company.

       4.3  Award Agreement.  Any employee selected for participation by the
            ---------------
Committee shall, as a condition of participation, execute and return to the Committee a written agreement setting forth the terms and conditions of the Award (the "Award Agreement"). A separate Award Agreement will be entered into between the Company and each Participant for each Award.

       4.4  Employment.  In the absence of any specific agreement to the
            ----------
contrary, no Award to a Participant under the Plan shall affect any right of the Company, or of any Affiliate of the Company, to terminate, with or without cause, the Participant's employment at any time.

SECTION V.  SHARES SUBJECT TO THE PLAN

       5.1  Shares Subject to Plan.  Subject to adjustment as provided in
            ----------------------
Section 5.3 hereof, the maximum number of shares or units equivalent to shares with respect to which Awards may be granted under the Plan shall not exceed in the aggregate 750,000 shares (the "Shares") of the Company's Common Stock, $1.00 par value (the "Common Stock"). The payment of cash dividends or dividend equivalents in conjunction with an Award shall not be counted against the Shares available for grant. Shares to be issued pursuant to the Plan shall be made available from treasury, from authorized but unissued shares of Common Stock, or from shares reacquired by the Company, including shares purchased in the open market. For purposes of this Section V, the maximum number of Shares to which an Award relates shall be counted on the date such Award was made against the aggregate number of Shares available for grant under the Plan.

       5.2  Reacquired Shares.  If any Shares to which an Award relates are
            -----------------
forfeited, or if an Award is otherwise canceled or terminated or expires without delivery of the maximum number of Shares (or cash for the maximum number of Shares) to which such Award relates, then the number of Shares with respect to such Award, to the extent of any such forfeiture, cancellation, termination or expiration, shall again be available for grant under the Plan.

       5.3  Adjustments Upon Chances In Capitalization.  In the event that the
            ------------------------------------------
Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, combination, split-up, spin-off, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may make such adjustments, if any, as it may deem appropriate in the aggregate number of and class of Shares (or other securities or other property) issuable pursuant to Section 5.1 and pursuant to any outstanding Award under the Plan. The Committee's determination of such adjustments shall be final, binding and conclusive.

SECTION VI. AWARDS

       6.1  General.  The Committee shall determine the Award or Awards to be
            -------
made to each Participant, and each Award shall be subject to the terms and conditions of the Plan and the applicable Award Agreement. An Award may be made in the form of Shares or in the form of units equivalent to Shares (the "Stock Units"). Awards may be granted singly or in combination, or in addition to, in tandem with or in substitution for any grants or rights under any employee or compensation plan of the Company or of any Affiliate. All or part of an Award may be subject to conditions and forfeiture provisions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company or an Affiliate, achievement of specific business objectives, and other measurement of individual, business unit or Company performance.

       6.2  Award of Shares.  If an Award is granted in the form of Shares,
            ---------------
certificates representing the Shares shall be issued in the name of the Participant, but may be retained in the custody of the Company and may be legended to indicate restriction on transferability ("Restricted Stock") until the Participant has met designated performance and/or length of employment requirements, if any, and the determination of the number of Shares, if any, that are to be forfeited pursuant to the terms of the Award is made. Until such time as all restrictions are removed, Restricted Stock shall not be transferable.

       6.3  Award of Stock Units.  If an Award is granted in the form of Stock
            --------------------
Units, no certificates shall be issued with respect to such Stock Units, but the Company shall maintain a bookkeeping account in the name of the Participant to which the Stock Units shall relate. Each Stock Unit shall represent the right to receive a payment of one Share, or cash of equivalent value to the "fair market value" of the Company's Common Stock at the time payment is made, or a continuing Stock Unit, or other Awards, or a combination thereof, with such restrictions and conditions as the Committee may determine in its sole discretion, including, but not limited to, the restriction of such Shares as Restricted Stock. For purposes of the Plan, "fair market value" shall be determined by such methods or procedures as may be established from time to time by the Committee in its sole discretion.

       6.4  Voting Rights, Dividends and Dividend Equivalents.  The Committee,
            -------------------------------------------------
in its sole discretion, may provide that Awards of Shares may contain voting rights and may earn dividends and that any Award may earn dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. Any crediting of dividend or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish in its sole discretion, including reinvestment in additional shares or share equivalents.

       6.5  Payment of Awards.  Payment of Awards may be made at such times,
            -----------------
with such restrictions and conditions, and in such forms (cash, stock, including Restricted Stock, Stock Units, other Awards, or combinations thereof) as the Committee in its sole discretion may determine at the time of grant of the Awards.

       6.6  Securities Matters.  No Shares shall be issued under the Plan prior
            ------------------
to such time as counsel to the Company shall have determined that the issuance and delivery of such Shares will not violate any federal or state securities or other laws. Participants may be required by the Company, as a condition to the grant of an Award or the issuance of Shares under the Plan, to agree in writing that all Shares to be acquired pursuant to the Plan shall be held for his or her own account without a view to any further distribution thereof, that the certificates for the Shares shall bear an appropriate legend to that effect, and that such Shares will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any Award or the payment of any Award under the Plan in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any Shares to be issued under the Plan or to effect similar compliance under any state law. If Shares are traded on a securities exchange, the Company shall not be required to deliver to the Participant certificates representing any Shares unless and until such Shares have been admitted for trading on such securities exchange.

       6.7  Qualified Performance -Based Compensation.  From time to time, the
            -----------------------------------------
Committee may designate an Award granted pursuant to the Plan as an award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (hereinafter referred to as a "Performance-Based Award(s)"). Notwithstanding any other provision of the Plan to the contrary, the following additional requirements shall apply to all Performance-Based Awards made to any Participant under the Plan:

       (a) Any Performance-Based Award shall be null and void and have no effect whatsoever unless these amendments to the Plan, to the extent required by the Code, shall have been approved by the stockholders of the Company at the 1997 annual meeting of stockholders.

       (b) For purposes of Section 162(m) of the Code, the only employees eligible to receive Performance-Based Awards shall be the employee's identified in Section 4.1 hereof.

       (c) The right to obtain Restricted Stock or the right to have a Stock Unit become payable in any fashion pursuant to a Performance-Based Award shall be determined solely on account of the attainment of one or more preestablished, objective performance goals for a performance period selected by the Committee at the time of the grant of the Performance-Based Award. Such goals shall be based solely on one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole: stock price, market share, sales, earnings per share, profitability targets as measured by return ratios, cumulative total return to shareholders, consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, and cash flow, for the applicable performance period based on absolute Company or business unit performance and/or performance as compared to a pre-selected peer group of companies or external financial index, all as computed in accordance with generally accepted accounting principles as in effect from time to time and as applied by the Company in the preparation of its financial statements and subject to such other special rules and conditions as the Committee may establish at any time ending on or before the 90th day of the applicable performance period. The foregoing shall constitute the sole business criteria upon which the performance goals under this Plan shall be based.

       (d) The maximum number of Shares, whether or not in the form of Restricted Stock, which may be issued to any Participant pursuant to any Performance-Based Award in any calendar year period beginning with the period commencing January 1, 1997, shall not exceed 50,000 shares (subject to adjustment as provided for in Section 5.3).

       (e) Not later than 90 days after the beginning of each performance period selected by the Committee for a Performance-Based Award, it shall:

           (i)  designate all Participants for such performance period; and

           (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the business criteria set forth herein.

       (f) Following the close of each performance period and prior to payment of any amount to any Participant under a Performance-Based Award, the Committee must certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

       (g) Each of the foregoing provisions and all of the other terms and conditions of the Plan as it applies to any Performance-Based Award shall be interpreted in such a fashion so as to qualify all compensation paid thereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION VII.  TERMINATION OF EMPLOYMENT

          Each Award Agreement shall include provisions governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with the Company or an Affiliate.

SECTION VIII.  CHANGE IN CONTROL

          Notwithstanding any other provision in the Plan to the contrary, at the time of the grant of an Award, the Committee may determine to include provisions in such Award providing that upon the occurrence of a "Change in Control," (i) all outstanding Awards (including Restricted Stock and Stock Units) shall immediately become fully vested (which, in the case of any Award which is subject to the achievement of designated performance objectives during a designated performance period, shall mean vested as if all such performance objectives had been achieved at the 100% award level at the end of such performance period) and (ii) all restrictions, conditions and limitations on all Awards (including Restricted Stock and Stock Units) which are outstanding at the time of such "Change in Control" or become outstanding by virtue of the operation of clause (i) hereof shall immediately lapse, provided that the provisions of clauses (i) and (ii) may be subject to such restrictions, conditions and limitations as the Committee may determine at the time of grant of the Award as set forth in the Award Agreement relating thereto.

          For purposes of the Plan, "Change in Control" shall mean any of the following events:

          1. The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than the Company or any of its Affiliates, or any employee benefit plan of the Company and/or one or more of its Affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions not approved in advance by a vote of at least three-quarters of the Continuing Directors (as hereinafter defined); or

          2. Individuals who, as of February 12, 1992, constitute the Board of Directors of the Company (generally the "Directors" and, as of February 12, 1992, the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to February 12, 1992 whose nomination for election was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director; or

          3. The approval by the stockholders of the Company of a reorganization, merger, consolidation, liquidation or dissolution of the Company or of the sale (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company other than a reorganization, merger, consolidation, liquidation, dissolution or sale approved in advance by a vote of at least three-quarters of the Continuing Directors; or

          4. The first purchase under any tender offer or exchange offer (other than an offer by the Company or any of its Affiliates) pursuant to which shares of the Company's Common Stock are purchased; or

          5. At least a majority of the Continuing Directors determine in their sole discretion that there has been a Chance in control of the Company.

SECTION IX.  NON-TRANSFERABILITY

          Except as otherwise determined by the Committee or set forth in the applicable Award Agreement, no Restricted Stock or Stock Unit, and no right under such Restricted Stock or Stock Unit, shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the time in which the requirement of continued employment or attainment of performance objectives has not been achieved. Each right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's legal representatives.

SECTION X.  TAXES

          In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Company may take such action, and may require a Participant to take such action, as it deems appropriate to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or part of the federal and state taxes to be withheld or collected upon receipt or payment of (or the lapse of restrictions relating to) an Award, the Committee, in its sole discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon receipt or payment of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes or (b) delivering to the Company shares of Common Stock other than the shares issuable upon receipt or payment of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes.

SECTION XI.  AMENDMENT AND TERMINATION

          11.1  Term of Plan.  Unless the Plan shall have been discontinued or
                ------------
terminated as provided in Section 11.2 hereof, the Plan shall terminate on February 11, 2002. No Awards may be granted after such termination, but termination of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Plan or the Award Agreement.

          11.2  Amendments to Plan.  Except to the extent prohibited by
                ------------------
applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (a) would cause Rule 16b-3 to become unavailable with respect to the
Plan: or

          (b) would violate the rules or regulations of any securities exchange that are applicable to the Company.

          11.3  Amendments to Awards.  Except to the extent prohibited by
                --------------------
applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may waive any condition of, or rights of the Company under, any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Plan or the Award Agreement.

          11.4  Correction of Defects, Omissions and Inconsistencies.  Except to
                ----------------------------------------------------
the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION XII.  MISCELLANEOUS

          12.1  Governing Law.  The Plan and any Award Agreement shall be
                -------------
governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Minnesota.

          12.2  Severability.  If any provision of the Plan, any Award or any
                -------------
Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan, any Award or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, the Award or the Award Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan, any such Award or any such Award Agreement shall remain in full force and effect.

          12.3  No Trust or Fund Created.  Neither the Plan nor any Award or
                ------------------------
Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or of any Affiliate.

          12.4  Headings.  Headings are given to the sections and subsections of
                --------
the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


Amended 4/9/97